NATIONWIDE(R) FAMILY OF FUNDS
     GARTMORE MILLENNIUM GROWTH FUND
     (formerly the "NATIONWIDE MID CAP GROWTH FUND")


PROSPECTUS

NOVEMBER 1, 2000

As with all mutual funds,
the Securities and Exchange
Commission has not
approved or disapproved
this Fund's shares or
determined whether this
prospectus is complete or
accurate. To state otherwise
is a crime.

[NATIONWIDE LOGO]

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2
Objective and Principal Strategies............................................ 3
Principal Risks............................................................... 3
Performance................................................................... 4
Fees and Expenses............................................................. 5

MORE ABOUT THE FUND
Principal Investment Risks.................................................... 6
Other Investment Techniques................................................... 6

MANAGEMENT.................................................................... 8
Investment Adviser............................................................ 8
Portfolio Manager............................................................. 8

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 9
Choosing a Share Class........................................................ 9
Buying Shares................................................................ 10
Selling Shares............................................................... 13
Distribution Plan............................................................ 15
Exchanging Shares............................................................ 16

DISTRIBUTIONS AND TAXES...................................................... 17
Distributions of Income Dividends............................................ 17
Distributions of Capital Gains............................................... 17
Reinvesting Distributions.................................................... 17
State and Local Taxes........................................................ 17
Selling Fund Shares.......................................................... 17
Exchanging Fund Shares....................................................... 17

FINANCIAL HIGHLIGHTS......................................................... 18

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARY
This prospectus provides information about the Gartmore Millennium Growth Fund (formerly the "Nationwide Mid Cap Growth Fund") (the Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refer to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes -- Class A, Class B and Class D. The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 9.

         FUND SUMMARY
This section summarizes key information about the Fund. Use the summary to compare this Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental change in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock.

The Fund invests primarily in stocks of multi-national companies in the services and information area, which do business across country borders, although a portion of its assets may be outside these areas. Companies in the services and information area primarily include those involved in the fields of telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goals. For example, the Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

The Fund has the ability to have up to 20% of its portfolio in short positions.

PRINCIPAL RISKS

Individual stocks -- as well as the stock market as a whole -- could lose value. Individual stocks can lose value if investors lose confidence in a company's ability to grow or sustain profits. Investor confidence in stocks, economic developments in the U.S. and foreign countries, interest rate changes, and other factors can also affect the broader stock market. Typically, stocks are more volatile than bonds.

Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

DERIVATIVE RISK. The Fund invests in securities that are considered to be derivatives. The value of derivatives (like futures and options) is dependent upon the performance of underlying assets, securities or indices. If the underlying assets, securities or indices do not perform as expected, the value of the derivative will decrease. Derivatives are more volatile and riskier than traditional investments. To the extent the Fund enters into these transactions, its success will depend upon the portfolio manager's ability to predict pertinent market movement.

         Fund Summary

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

'1990                                                                            -7.2
'1991                                                                            34.3
'1992                                                                             7.1
'1993                                                                             9.1
'1994                                                                             4.8
'1995                                                                            32.6
'1996                                                                            16.8
'1997                                                                            20.7
'1998                                                                            16.0
'1999                                                                            10.1

Best Quarter:       16.8% 4th qtr. of 1998
Worst Quarter:     -14.6% 3rd qtr. of 1998
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns -- as of 12/31/99(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             3.41%     17.53%     13.09%
 ..........................................................................
Class B shares(2)                             4.07%     18.41%     13.61%
 ..........................................................................
Class D shares                                5.14%     17.85%     13.24%
 ..........................................................................
Russell Mid Cap Growth Index(3)              51.29%     28.02%     18.96%
 ..........................................................................
S&P 400 Mid Cap Index(4)                     14.72%     23.05%     17.32%

---------------
(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.

(3) Russell Mid Cap Growth Index -- an unmanaged index of medium-size U.S. companies -- gives a broad look at how the stock price of medium size U.S. companies have performed. The Fund is changing the index to which it is compared to the Russell Mid Cap Growth Index because it includes more mid-cap companies than the S&P 400 Mid Cap Index and represents a broader sampling of their performance. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

(4) The Standard & Poor's 400 MidCap Index is an unmanaged index of 400 stocks of medium-size U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 1.03%     1.03%      1.03%
 ...........................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.98%     0.99%      0.93%
-----------------------------------------------------------
TOTAL ANNUAL FUND               2.26%     3.02%      1.96%
OPERATING EXPENSES(5)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 10.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 14.

(5) Villanova Mutual Fund Capital Trust has agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 1.63% for Class A shares, 2.23% for Class B shares, and 1.30% for Class D shares, until further written notice.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $791    $1,241    $1,715     $3,021
 ................................................................
Class B shares              $805    $1,233    $1,787     $3,071
 ................................................................
Class D shares              $640    $1,038    $1,460     $2,632

You would pay the following expenses on the same investment if you did not sell your shares:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $$305    $933     $1,587     $3,071

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENT RISKS
Generally, the Fund can decrease in value when individual stocks and other assets it owns decrease in value. A company's stock can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that stock.
There is also risk when investing in medium-size or smaller companies. The stock prices of these companies may be more volatile than the stock of larger companies for a variety of reasons, including less domination in their markets, fewer financial resources, and less-experienced management. In other words, they tend to be less "seasoned" than larger companies. The stock of small and medium-size companies is usually less stable and less liquid than the stock of larger companies. The Fund focuses on a more narrow scope of the overall stock market, by investing primarily in smaller companies. Therefore, the impact of these factors on smaller companies may affect the Fund more than if the Fund invested more broadly in the overall stock market.
STOCK MARKET RISK
The Fund can also lose value if the overall stock market goes down. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the U.S. and global economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that certain types of companies could fall out of favor and investors may look to other types of investments.

OTHER INVESTMENT TECHNIQUES

The Fund may use the following investment techniques to increase its returns, protect its assets or diversify its investments. The Fund may also engage in hedging techniques, such as the purchase and sale of options and futures as described in the Statement of Additional Information (SAI).

The SAI contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. In addition to investing in common stocks, the Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay bond-like income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (generally companies must pay holders of convertibles before they pay common stock shareholders), but they are generally less secure than similar non-convertible securities such as bonds (bondholders generally must be paid before holders of convertibles and common stock shareholders). Because they are subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes.

The Fund may use derivatives for any of the following purposes:

     - To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

     - As a substitute for purchasing or selling securities or foreign currencies.

     - To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

     - In non-hedging situations, to attempt to profit from anticipated market developments.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA, 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.

The Fund pays VMF a management fee which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 1999, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.60%.

At a recent shareholder meeting, shareholders of the Fund approved a fee change for the Fund. Effective August 1, 2000, VMF will be paid the management fee set forth below.

That management fee is as follows and is based on the Fund's average daily net assets:

Assets                                                Fee
---------------------------------------------------------
up to $250 million                                    1.03%
 .........................................................
$250 million - $1 billon                              1.00%
 .........................................................
$1 billion - $2 billon                                0.97%
 .........................................................
$2 billion - $5 billon                                0.94%
 .........................................................
$5 billion +                                          0.91%

PORTFOLIO MANAGER

Aaron Harris has managed the Gartmore Millennium Growth Fund since joining VMF in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios, for Nicholas-Applegate Capital Management.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers three different share classes to give investors different price and cost options. Class A and Class B shares are available to all investors; Class D shares are available to a limited group of investors.

With Class A and Class D shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to the Fund's distributor, Nationwide Advisory Services, Inc. (NAS), which either retains them or pays a selling representative.

Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A and Class D shares also pay an administrative service fee. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Class D shares.

If you want lower annual fund expenses, Class A shares (and Class D shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

When choosing a share class, consider the following:

 Class A and Class D shares          Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charge available    available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares mean higher dividends  service fees than Class A
per share                     and Class D shares mean
                              lower dividends per share
 ..........................................................
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charge when shares   CDSC if shares are sold
are sold back to the Fund*    within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year

---------------
* A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange or (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.
MINIMUM INVESTMENTS --
CLASS A, B SHARES

To open an account                                                        $1,000
 ................................................................................
Through the Automatic Asset
Accumulation plan per
transaction                                                                  $25
 ................................................................................
Additional investments                                                      $100

MINIMUM INVESTMENTS -- CLASS D

To open an account                                                          $250
 ................................................................................
Through the Automatic Asset
Accumulation plan per
transaction                                                                  $25
 ................................................................................
Additional investments                                                       $25
------------------------------------

If you purchase shares through an account at a broker (other than NAS), different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans. Call 1-800-848-0920 for more information.

The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV for the Fund when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

CLASS A AND CLASS D SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value and without a front-end sales load to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product), NAS will pay a finder's fee to the dealer when the Fund shares are purchased. For the dealer to be eligible for the finder's fee, the following requirements apply:

  - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Nationwide Family of Funds (Nationwide Funds) Class A shares;

  - The purchase can be made in any combination of Nationwide Funds; and

  - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million
0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million
0.25% for sales of the Nationwide Funds of $50 million or more

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - Increase the amount of your investment. The preceding tables show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds' Class A and Class D shares you already own (except the Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge.

         Buying, Selling and Exchanging Fund Shares

    Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchases:

CLASS A SHARES SOLD TO:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

  - Any person who pays for the shares with the proceeds of a sale of mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver); and

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.

CLASS D SHARES SOLD TO:

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial company, or any investment advisory clients of VMF, VSA, NAS and their affiliates; and

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase shares, you may purchase them using one of the methods described below.

BY MAIL -- Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.

BY WIRE -- You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.

BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call the customer service number listed above or contact your sales representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.
Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.
Your order to sell shares can be made in writing, by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE

A signature guarantee is required under the following circumstances:

  - if a redemption is over $100,000,

  - if your account registration has changed within the last 30 days,

  - if the redemption check is made payable to anyone other than the registered shareholder,

  - if the proceeds are sent to a bank account not previously designated or changed within the past 30 days, or

         Buying, Selling and Exchanging Fund Shares

  - if the proceeds are mailed to an address other than the address of record.

NAS reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature guarantee" on page 13.

BY TELEPHONE (NATIONWIDE FUNDS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.
CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 17.

CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)

BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the name of the Fund. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our customer service line at 1-800-848-0920 or see your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Fund to compensate NAS -- as distributor -- for expenses associated with distributing the Fund's shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A and Class B shares of the Fund pay NAS compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................

Class D shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         Buying, Selling and Exchanging Fund Shares

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of one fund for Class A shares of one of another, but you can't exchange Class A shares for Class B or Class D shares. CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes -- Exchanging Fund Shares" on page 17.

There is no sales charge for exchanges of Class B or Class D shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B shares, the time you held Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You are subject to tax on reinvested distributions. If distribution checks (1) are returned as marked as "undeliverable" or (2) remain uncashed for six months, your account
                                        will be changed automatically so that
                                        all future distributions are reinvested
                                        in your account. Checks that remain
uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Information is for one Class D share outstanding through the periods ended October 31, which includes information for the Fund and its predecessor (prior to May 11, 1998, shares of the Fund's predecessor were without class designation). This table includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the year ended October 31, 1999.

                                              GARTMORE MILLENNIUM GROWTH FUND (FORMERLY "NATIONWIDE MID CAP GROWTH FUND")
                                       ------------------------------------------------------------------------------------------
                                        YEAR ENDED OCTOBER 31,      PERIOD ENDED OCTOBER 31, 1998     YEAR ENDED OCTOBER 31, 1999
                                       ------------------------    -------------------------------    ---------------------------
                                        1995     1996     1997     CLASS D    CLASS A     CLASS B     CLASS D   CLASS A   CLASS B
                                       ------   ------   ------    --------   --------    --------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $15.11   $18.17   $19.47     $22.87    $ 19.67     $ 19.67     $17.61    $17.67    $17.54
Income from investment operations
  Net investment income (loss)          (0.01)    0.01     0.04      (0.06)     (0.03)      (0.07)     (0.02)    (0.03)    (0.12)
  Net realized gain (loss) and
    unrealized appreciation
    (depreciation)                       3.23     3.28     4.38       1.29      (1.97)      (2.06)      2.34      2.30      2.26
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
    Total from investment operations     3.22     3.29     4.42       1.23      (2.00)      (2.13)      2.32      2.27      2.14
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
Less distributions
  Dividends from net investment
    income                              (0.01)      --    (0.03)        --         --          --         --        --        --
  Distributions from net realized
    gain from investment
    transactions                        (0.15)   (1.99)   (0.99)     (6.49)        --          --      (0.24)    (0.24)    (0.24)
                                       ------   ------   ------     ------    -------     -------     ------    ------    ------
    Total distributions                 (0.16)   (1.99)   (1.02)     (6.49)        --          --      (0.24)    (0.24)    (0.24)
Net increase (decrease) in net asset
  value                                  3.06     1.30     3.40      (5.26)     (2.00)      (2.13)      2.08      2.03      1.90

NET ASSET VALUE -- END OF PERIOD       $18.17   $19.47   $22.87     $17.61    $ 17.67     $ 17.54     $19.69    $19.70    $19.44
                                       ======   ======   ======     ======    =======     =======     ======    ======    ======
Total return                            21.57%   19.41%   23.66%      5.11%    (10.17)%    (10.83)%    13.31%    12.98%    12.33%
Ratios and supplemental data
  Net assets at end of period
    (000's)                            $7,594   $9,095   $9,541     $9,022    $   305     $   251     $9,865    $1,244    $  918
  Expenses to average net assets         1.47%    1.44%    0.96%      0.93%      1.23%(a)    2.00%(a)   1.00%     1.25%     2.00%
  Expenses to average net assets*        1.72%    1.69%    1.70%      1.57%      2.21%(a)    2.98%(a)   1.53%     1.83%     2.59%
  Net investment income (loss) to
    average net assets                  (0.05)%   0.03%    0.20%     (0.30)%    (0.70)%(a)   (1.47)%(a)  (0.09)%  (0.24)%  (1.01)%
  Net investment income (loss) to
    average net assets*                 (0.30)%  (0.22)%  (0.54)%    (0.94)%    (1.68)%(a)   (2.45)%(a)  (0.62)%  (0.82)%  (1.60)%
  Portfolio turnover(b)                 29.19%   17.19%   40.69%     46.33%     46.33%      46.33%     36.58%    36.58%    36.58%

---------------

* Ratios calculated as if no expenses were waived or reimbursed.
(a) Annualized.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

- Semi-Annual Report

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

Investment Company Act File No. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1310